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                                                                  EXHIBIT 10.23


[STANDARD CHARTERED BANK LOGO]      ORIGINATING OFFICE: STANDARD CHARTERED BANK

                                    ___________________________________________
                                                    Name of Office
                                    ___________________________________________
                                                    Street Address
                                    ___________________________________________
                                    City               State           Zip Code

                              CONTINUING GUARANTY

The undersigned (herein called "Guarantor") at the solicitation of JLM INTERNATIONAL, INC. AND OLEFINS MARKETING CORP. (herein called "Debtor") requests STANDARD CHARTERED BANK (herein called "Bank") to grant Credit to Debtor. In consideration thereof and the benefits therefrom accruing to Guarantor by virtue of its business relationship with Debtor, Guarantor agrees as follows:

1. The term "Credit" is used throughout this agreement in its most comprehensive sense and means and includes, without limitation, any and all loans, advances, debts, obligations and liabilities of any kind or nature owed by Debtor to Bank and other financial accommodations extended by Bank to Debtor, heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether owed directly to Bank or acquired by Bank by assignment, subrogation, or succession (including, without limitation, Bank participations and interests of Bank in the obligations of Debtor to others), whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, secured or unsecured, whether on original, renewed or extended terms, whether principal, interest or fees, whether Debtor may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether such indebtedness may be or hereafter become otherwise unenforceable. In the event a petition under the U.S. Bankruptcy Code is filed by or against Debtor, the term "Debtor" shall also mean and include Debtor in its status as a debtor and debtor-in-possession under the U.S. Bankruptcy Code.

2. If there is more than a single entity or person included in the terms "Guarantor" or "Debtor," respectively, (a) each reference herein to such terms shall mean all and any one or more of such entities and persons both jointly and severally, and (b) if more than one person or entity executes this Guaranty, the obligations and liabilities hereunder of Guarantors are and shall be both joint and several.

3. Unless specified herein to the contrary, Guarantor's liability hereunder shall be unlimited. In addition to any maximum liability hereunder, Guarantor agrees to bear and be liable to Bank for the interest and expenses enumerated in paragraph 14 hereof. Notwithstanding the foregoing, Bank, at its discretion, may allow Credit to exceed Guarantor's maximum liability hereunder. Any payment by Guarantor shall not reduce the maximum obligation of Guarantor hereunder unless written notice to that effect is actually received by Bank at or prior to the time of such payment. Any payment received by Bank from Debtor, any other person or from proceeds of collateral granted reduce Guarantor's maximum liability hereunder.

4. Subject to paragraph 3 hereof, Guarantor unconditionally guarantees and agrees to pay to Bank or its order, on demand, an amount equal to the amount of the credit, or otherwise perform any obligation of Debtor undertaken pursuant to any Credit. This Guaranty is a guaranty of payment and not of collection.

5. Either before or after revocation hereof, Guarantor authorizes Bank at its sole discretion, with or without notice, and without affecting Guarantor's continuing liability hereunder, from time to time to (a) change the time or manner of payment of any Credit by renewal, extension, acceleration or otherwise, (b) alter or change any other provision of any Credit including the rate of interest thereon, (c) release, substitute or add one or more endorsers, cosigners, or guarantors for any Credit, (d) obtain collateral for the payment of Credit and/or any guaranty thereof, (e) release or substitute, in whole or in part, existing or after-acquired collateral securing payment of the Credit or any guaranty therefor on such terms as Bank at its sole discretion shall determine, (f) apply any sums received from Debtor, any other guarantor, endorser or cosigner or from the sale or collection of collateral or its proceeds to any indebtedness whatsoever in any order and regardless of whether or not such indebtedness is guaranteed hereby, is secured by collateral or is due and payable, and (g) apply any sums received from Guarantor or from the sale of collateral granted by Guarantor to any, all, or any portion of the Credit in any order regardless of whether the Credit is secured by collateral or is due and payable. Bank may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust or mortgage securing the Credit, even though the foreclosure may destroy or diminish Guarantor's rights against Debtor, Guarantor shall be liable to Bank for any part of the Credit remaining unpaid after the foreclosure whether or not the foreclosure was for fair market value. Guarantor waives any defense based upon its loss of any right against Debtor arising from Bank's election of a remedy on the Credit under bankruptcy or other debtor relief laws.

6. Guarantor waives any and all rights to require Bank to (a) proceed against Debtor or any other person, (b) proceed against collateral granted by Debtor or others, (c) pursue or refrain from pursuing any other remedy in Bank's power whatsoever or (d) disclose any information with respect to the Credit, the financial condition or character of Debtor, any collateral, other guarantors or any action or nonaction on the part of Bank, Debtor, any other guarantor or other persons. Guarantor waives any defense arising by reason of any disability or other defense of Debtor, its successor(s), any endorser or co-maker or other guarantor, or relating to the validity, value or enforce ability of any collateral. Without limitation of the foregoing, Guarantor's liability hereunder shall not be discharged or impaired in any respect by reason of any failure by Bank to perfect or continue perfection of any lien, security interest or mortgage securing the Credit or any delay with respect thereto. Until all Credit has been indefeasibly paid in full, even though it may be in excess of the liability incurred hereby, Guarantor shall not have any right of subrogation, and Guarantor waives any benefit of and any right to share in the collateral now or hereafter held by Bank. Guarantor waives all presentments, demands for performance, notices of nonperformance, pro-tests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, notices of the existence, creation or incurring of new or additional Credit and all other notices and demands of any kind or nature whatsoever except as expressly set forth herein.

7. In addition to all liens upon and rights of setoff against the money, securities or other property of Guarantor given to Bank by law or otherwise as security for this Guaranty, Bank shall have a security interest in and a right of setoff against all money, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in general or special account or deposit or for safekeeping or otherwise; and each such security interest or right of setoff may be exercised without demand upon, or notice to, Guarantor. In addition, all property of Guarantor on which Bank shall at any time have a lien or security interest shall secure payment and performance of this Guaranty.
     No action or lack of action by Bank with respect to any security interest or right of setoff or otherwise shall be deemed a waiver thereof, and every right of setoff or security interest or otherwise shall continue in full force and effect until specifically released by Bank in writing. The security interests created hereby shall secure all Guarantor's obligations under this Guaranty or otherwise owed to Bank.

8. Any indebtedness of Debtor now or hereafter owed to Guarantor is hereby subordinated to the Credit and assigned to Bank as additional collateral. If Bank so requests, any note or other instrument evidencing such indebtedness shall be delivered to Bank, and such indebtedness shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the Credit but without reducing or affecting in any manner the liability of Guarantor hereunder. Should Guarantor fail to collect proceeds of debt owed to it by Debtor and pay the proceeds to Bank, Bank as Guarantor's attorney-in-fact may do such acts and sign such documents in Guarantor's name as Bank considers necessary, at its discretion, to effect such collection.

9. Guarantor agrees that to the extent Debtor makes a payment or payments or is credited for any payment or payments made for the account of or on behalf of Debtor to Bank, which payment or payments, or any part thereof, is subsequently invalidated, determined to be fraudulent or preferential, voided, set aside and/or required to be repaid to any trustee, receiver, assignee or any other party whether under any
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     Bankruptcy, State or Federal Law, common law or equitable cause or otherwise, then to the extent thereof, the obligation or part thereof intended to be satisfied thereby, together with the guaranty thereof hereunder, shall be revived, reinstated and continued in full force and effect as if said payment or payments had not originally been made by or for the account of or on behalf of Debtor.

10. Guarantor's obligations hereunder are independent of the obligations of Debtor, and separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against Debtor or any other guarantor or whether Debtor or any other guarantor be joined in any such action or actions, and Guarantor waives the benefit of the statute of limitations affecting its liability hereunder or the enforcement hereof.

11. Any married person who signs this Guaranty expressly agrees that recourse may be had against his/her separate property for all his/her obligations hereunder.

12. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions shall remain effective.

13. Bank may, with or without notice, assign this Guaranty in whole or in part. This Guaranty shall inure to the benefit of Bank, its successors and assigns, and shall bind Guarantor and Guarantor's heirs, executors, administrators, representatives, successors and assigns.

14. Guarantor agrees to pay Bank on demand reasonable attorneys' fees and all other costs and expenses which may be incurred in the collection or attempted collection from Debtor of any Credit and in the enforcement or attempted enforcement by Bank of this Guaranty or any collateral therefor, whether or not legal proceedings or suit are instituted, together with interest thereon at the rate applicable to the Credit and including, without limitation, a reasonable estimate of the allocated cost of Bank's in-house legal counsel and staff and other legal expenses.

15. If Debtor is a corporation or partnership, Bank need not inquire into the power of Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf, and any Credit granted in reliance upon the purported exercise of such power or authority is guaranteed hereunder.

16. Receipt of a true copy of this Guaranty is hereby acknowledged by each Guarantor. Guarantor understands and agrees that this Guaranty shall not constitute a commitment, of any nature whatsoever, by Bank to renew or hereafter extend Credit to Debtor. Guarantor agrees that this Guaranty shall be effective with or without notice from Bank of its acceptance of the Guaranty.

17. If Guarantor has executed more than one Guaranty of the indebtedness of Debtor owed to Bank, any limits of liability thereunder and hereunder shall be cumulative.

18. GUARANTOR WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY BANK OR GUARANTOR WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY, THE CREDIT, THE COLLATERAL THEREFOR OR ANY MATTER ARISING THEREFROM OR RELATING HERETO OR THERETO.

19. Guarantor waives all rights to interpose any setoffs or counterclaims of any nature in any action or proceeding instituted by Bank with respect to this Guaranty, the collateral therefor or any matter arising therefrom or relating thereto and the posting of any bond which may otherwise be required.

20. GUARANTOR HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE JURISDICTION THE SUPREME COURT OF THE STATE OF NEW YORK, IN THE COUNTY OF NEW YORK, AND THE UNITED STATES DISTRICT COURT FOR THE SUPREME DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY. IN ANY SUCH LITIGATION GUARANTOR WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS AND PAPERS ISSUED THEREIN AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT ITS ADDRESS SET FORTH BELOW OR OTHER ADDRESS THEREOF WHICH BANK HAS RECEIVED WRITTEN NOTICE BY CERTIFIED OR REGISTERED MAIL. WITHIN THIRTY (30) DAYS AFTER SUCH MAILING, GUARANTOR SHALL APPEAR OR ANSWER TO SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

21. All rights, remedies, powers benefits granted to Bank under this Guaranty, the Credit, any oral or other written agreement or applicable law, whether expressly granted or implied in law or otherwise, are cumulative, not exclusive and enforceable alternatively, successively, or concurrently on any one of more occasions at Bank's discretion.

22. Bank shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Bank. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Bank of any default, right, power and/or remedy on any one occasion shall not be construed as a bar to waiver or any such default, right, power, and/or remedy which Bank would otherwise have on any future occasion, whether similar in kind or otherwise.

23. Neither this Guaranty or any related agreement, document or instrument nor any provision hereof or thereof shall be amended modified or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Bank expressly referring to this Guaranty and to the provisions so amended, modified or discharged.

24. Bank's books and records showing the account(s) between Bank and Debtor shall be admissible in evidence in any action or proceeding as prima facie proof of the items set forth therein. Bank's statements rendered to Debtor, to the extent to which no objection is made within thirty (30) days after date thereof, shall be deemed conclusively correct and constitute an account stated, which shall be binding on Guarantor.

25. This is a continuing guaranty. Revocation shall be effective only upon the close of the next business day after written notice thereof is received by an officer of Bank at the originating office indicated above by certified or registered mail, return receipt requested. Such notice shall be delivered to any other office of Bank designated in a written notice mailed by Bank to Guarantor at its address set forth below. Any such revocation shall be effective only as to the revoking party shall not affect that party's obligations with respect to Credit existing before the revocation became effective or for post-termination interest and collection expenses accruing or incurred by Bank with respect thereto.

26. The provisions of this Guaranty shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York.

[Limit of liability (if any)$____________, plus interest at the rate applicable to the Credit and expenses enumerated in Paragraph 14 hereof.] Executed on September 15, 1995.

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             Signature of  Guarantor(s)

JLM Marketing, Inc.
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By: /s/ Frank Musto
Title: Vice President & CFO
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